UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 13, 2004


                                KELLWOOD COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                   001-07340                    362472410
(State of Incorporation)        (Commission File Number)       (IRS Employer
                                                             Identification No.)



         600 Kellwood Parkway, St. Louis, Missouri                  63017
         (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (314) 576-3100




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Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

         Number No.        Description
         ----------        -----------

         99.1 Press Release dated January 13, 2004 regarding Kellwood presentation at the SG Cowen Consumer Conference.

Item 9.  Regulation FD Disclosure

On January 13, 2004, Kellwood Company announced that Robert C. Skinner, Jr., Kellwood president and chief operating officer, and W. Lee Capps, III, Kellwood executive vice president finance and chief financial officer, will deliver a presentation on behalf of the Company at the SG Cowen Consumer Conference at 1:30 p.m. ET, January 13, 2004. The presentation will be broadcast live on the internet and can be accessed at www.kellwood.com. An archive of the webcast will be available at this website for a period of time after the presentation, as well as a copy of the powerpoint presentation. A press release regarding the announcement is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     KELLWOOD COMPANY

                                     By:    /s/ Thomas H. Pollihan
                                            ------------------------------------
                                            Thomas H. Pollihan
                                            Senior Vice President, Secretary and
                                            General Counsel

Dated:  January 13, 2004